Exhibit 99.1

Southwest IDEAS Investor Conference November 15, 2012

Forward-Looking Statements Some of the statements in this presentation constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Our periodic reports filed with the Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties. 2

Introduction to JBSS

Who We Are—JBSS • One of the largest nut processors in the world with fiscal 2012 annual sales in excess of $700 million • State-of-the-art nut processing capabilities, including what we believe is the single largest nut processing facility in the world • North American market leader in every major selling channel – from consumer and commercial ingredient customers to contract manufacturing and export customers • Dual consumer strategy of branded nut and dried fruit programs (Fisher, Orchard Valley Harvest) as well as private brands • Procurement expertise with buyers averaging over 20+ years experience • Increasingly profitable business with strong growth prospects both domestically and internationally 4

Who We Are—JBSS Corporate Vision To be the global source for nuts, committed to quality, expertise and innovation that delivers an unmatched experience to our customer and consumer. Core Values Integrity Innovation Safety People Execution Resource Conservation Investment Quality Customer Driven Continuous Improvement 5

Who We Are – JBSS Selling Channels • Consumer Channel – sale of nuts and dried fruits to major food retailers • Branded Business: • Fisher Baking—#2 national market share • Fisher Snack – Midwest market leader • Orchard Valley Harvest – full line natural nuts and dried fruit products sold in the produce section of food retailers • Private Brand Business: • Predominantly snack nuts sold under retailers’ own brands • Commercial Ingredients – sale of nuts and dried fruits to major foodservice suppliers, global food manufacturers and to the in-store prepared food areas of major retailers • Contract Manufacturing – third party processing for branded food players • Export – sale of Fisher snack nuts and private brand nut products outside the United States 6

Where We’ve Been – FY 2008 • Diversified nut business with high emphasis on bulk and ingredient sales to industrial, foodservice and export customers • Consumer sales included low margined and/or high SKU count private brand customers, less emphasis on branded sales Total FY 2008 Sales: $542 Million 7

Where We Are Today – FY 2012 • Acquisitions as part of strategy to drive future growth and profitability – e.g. Orchard Valley Harvest • Shifting company profile away from riskier commodity business to more value-added consumer business • Focus on building our branded (Fisher and Orchard Valley Harvest) business both domestically and internationally Total FY 2012 Sales: $701 million – up 29% 8

We Are Experts In Every Nut Type • We believe we offer the most complete product portfolio of nuts in the U.S. • Comprehensive variety of value-added products • Wide assortment of other snack products • Most versatile styles and sizes, customized to customer specifications • Benefits • Appeals to major customers • Ideally positioned to meet changing consumer needs • Reduces product concentration risks 9

We Are Experts in Procurement Pecans Peanuts Walnuts Almonds 10

We Are Experts in Procurement Pecans, Peanuts, Walnuts, Almonds Pine Nuts United States China Pecans, Pine Nuts Mexico Cashews Cashews India Vietnam Macadamias Macadamias Hawaii Guatemala Cashews Brazil Macadamias Australia Macadamias South Africa 11

We Reach Consumers in 20+ In-Store Points 12 12

We Have Total Supply Chain Knowledge* Cold Storage Cleaning & Inspection We Start at The Source with Growers Shelling, Sizing, Shipping Packaging Roasting Blanching, Slice/Dice Non Shelling Nut Companies Delivered Only Start Here to You * Sheller of peanuts, walnuts and pecans; one of the largest US buyers of almonds, cashews and other nuts 13

Our Facilities Are Strategically Located Elgin, IL Houston • Across the country our combined production/distribution locations allow us to ship to nearby customer distribution centers/divisions, resulting in quick reaction time and efficient shipping costs 14

State-of-the Art World Class Facility Elgin, IL • 1 Million Square Feet • 350,000 sq. ft. warehouse and distribution • 160,000 sq ft. segregated cooler storage • 480,000 sq ft. manufacturing • 100,000 sq ft. office • Comprehensive Allergen Prevention Programs • State-of-the-art warehouse management system • Individual cooler storage: one for peanuts, one for tree nuts • Separated processing and production rooms • Dedicated manufacturing equipment for peanut-shared and tree nut processing • Robust Quality Systems • Infinity / QRS Systems • Quasi positive release on all raw material, work-in-process and finished goods Tree Nut Peanut Shared • SQF Level II Coolers Coolers Coolers • HACCP policies and procedures Organic Certification 15

We Are Environmentally Responsible Total Company Electric KwH Usage/LBS. Total Company Natural Gas Therms Usage/LBS. 0.0038 0.0700 0.0033 0.0600 0.0028 0.0500 0.0023 0.0400 0.0018 0.0300 0.0013 0.0200 0.0008 0.0100 0.0003—(0.0002) Therms 08 Therms 09 Therms 10 Therms 11 Therms 12 KwH 08 KwH 09 KwH 10 KwH 11 KwH 12 Total Company electricity metric decreased 25% since inception! Total Company gas metric decreased 7% since inception! Total Company Nitrogen CCF Usage/LBS. Total Company Water Gallon Usage/LBS. 0.0070 0.0600 0.0060 0.0500 0.0050 0.0400 0.0040 0.0300 0.0030 0.0200 0.0020 0.0100 0.0010—- CCF 08 CCF 09 CCF 10 CCF 11 CCF 12 Gal 08 Gal 09 Gal 10 Gal 11 Gal 12 Total Company nitrogen metric decreased 34% since inception! Total Company water metric decreased 4% since inception! 16

We Systematically Identify New Opportunities JBSS Innovation Process Final Idea Concept Strategy Development Business Launch Tracking Generation Validation Plan 17

We Launched Over 150 New Products in FY12 18

We Are The Customer Preferred Supplier 9-Time Category Colonel Award Winner NUTS/ SEEDS/ TRAIL MIX—PL Buyer Magazine 19

JBSS Strategy & Performance

JBSS Strategic Pillars 21

2 Accomplishments Grow Our Brands er Baking—created a best in class tegrated marketing program and gained substantial new distribution and market er Snack – stabilized distribution and unit volume sales per store per chard Valley Harvest – refreshed brand , product portfolio and positioning 22

U.S. Nut Category—Dollar Growth Category % $ Sales Baking, $571 , +7.9% 11% Trail Mix, $616 , 12% Snack, $2,572 , +18.4% 48% Produce, $1,543 , 29% +12.1% +9.2% Millions $ Total Dollar Sales Up 11.4% for Period Source: Nielsen XAOC Dollar Sales, Fiscal 2012 vs Year Ago 23

Strong Market Share Momentum on Fisher Recipe Nuts… Fisher Year on Year Pound Market Share Point Change Recipe Nut Category -Total U.S. +7.6 pts 4.7 3.6 3.6 3.4 3.0 1.4 1.6 03/17/12 04/14/12 05/12/12 06/09/12 07/07/12 08/04/12 09/01/12 09/29/12 Source : Nielsen – Respective Year on Year Market Share Point Measurements Ending 9/29/12 – Total U.S. FDM, Dollar, Club, Military 24

…Due to Innovation in Response to Consumer Needs YESTERDAY TODAY • Same package as everyone else • First to convert to “Freshness Seal” Stand Up Bag • No Point of Difference • Preferred 2:1 over competition* * Quantitative paired comparison test – online study conducted by Blue Chip Marketing March 2011 25

Times Square NYC November 17, 2011 15 Million Impressions! 26

Supporting Fisher Recipe Nuts with Strong Branding Campaign Custom TV vignettes FoodNetwork.com Alex Guarnaschelli Food Network Magazine 27

Strong In-Store Support  1/4 Pallet Shippers Displays Partnerships + 28

Translating into New Distributio 29

We’ve Freshened Up Fisher Snacks… YESTERDAY TODAY • Good awareness and • Consumers prefer “Freshness nostalgic brand image You Can See” bundle over competition •No consumer point of difference, no customer story 30

…and Fisher Trail Mix YESTERDAY TODAY • No consumer recognition of • Downsized to better fit consumer Fusions sub-line “Grab & Go” occasion • Small product window • Clear Trail Mix communication; larger product window 31

We Are Building the Business By Getting Pounds on the Floor 32

. Resulting in Strong Share Momentum on Fisher Snack Nuts Fisher Year on Year Pound Market Share Point Change Snack Nut Category—Total U.S. x AOC +0.3 pts. 0.3 0.1 0.1 0.0 03/17/12 04/14/12 05/12/12 06/09/12 07/07/12 08/04/12 09/01/12 09/29/12 -0.1 -0.2 -0.2 Source : Nielsen – Respective Year on Year Market Share Point Measurements Ending 9/29/12 – Total US x AOC (excludes Trail Mix) 33

New Fisher Products to Build the Brand FY 2012 FY 2013 Cocoa Mocha & Vanilla Bean Almonds Smoked Bacon & Cheddar Crunch Almonds Specialty Snack Items Expanded Honey Roast Line Mammoth Pecans Omega 3 and Oatmeal Trail Mix 34

Building a Social Media Presence for Fisher 62,484 35

Re-Launching Orchard Valley Harvest YESTERDAY TODAY • Strong Brand Registration • Poor Brand Registration • Clean packaging graphics • No clear brand meaning reinforce “from the earth” credentials • Clean ingredient line reinforces credentials 36

Produce shoppers expect more. • Fresh • Natural • Pure & Simple • Authenticity 3737

And Orchard Valley Harvest Delivers! • Fresh • Pure & Simple • From the Earth • Natural • Authentic 3838

Integrated Program to Build the Brand Right Products Win In-Store Brand Building 3939

FY 2012 Accomplishments – Grow Globally Achieved 30% increase in Global Fisher Snack sales Developed New Private Brand Snack platform for global retailer Completed China Market Entry study with International Consulting Firm 40

Global Nut Consumption Nut Consumption Growth 6% wth 4% o LY Gr Vs. 2% % 0% Dollar Growth Retail Volume (Billions) (million lbs) Nut Consumption 4.2% 3.2% Growth Actual Consumption $14.6B 2.9 Billion Lbs. Source: Euromonitor 41

International Success Carrefour Dominican Republic E-Mart Korea Super 99 Panama Carrefour French Polynesia Sweet Space Korea 42

Fisher in China 2012 43

FY 2012 Accomplishments – Integrated Nut Solutions Transformed our Customer Relationships Expanded our Innovation and Consumer Insights Focus Continued to Optimize Operational Efficiencies 44

Commercial Ingredient Success 45

FY 2012 Financial Milestones

JBSS Net Sales FYs 2008-2012 4 Year CAGR: 6.6% 47

JBSS Stockholders’ Equity FYs 2008-2012 4 Year CAGR: 6.5% 48

JBSS Total Outstanding Debt FYs 2008-2012 Total Debt Reduced by 28%—Incl. $40MM Acquisition in 2010 49

JBSS Total Outstanding Debt As % of Net Sales FYs 2008-2012 30.0% 25.0% 20.0% 15.0% 10.0% Total Debt As Percentage of Net Sales Nearly Halved 50

JBSS Rolling Four Quarter Gross Margin % and Nut Prices $5.50 22.0% $5.00 20.0% $4.50 18.0% $4.00 16.0% $3.50 14.0% Lb. $3.00 12.0% Gross Margin $ per $2.50 10.0% $2.00 8.0% % $1.50 6.0% $1.00 4.0% $0.50 2.0% $0.00 0.0% Gross Margin % Imported Tree Nuts Domestic Tree Nuts Peanuts Nut market prices from survey of JBSS brokers and suppliers 51

EBITDA EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America (“GAAP”), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS’s financial performance and market valuation. In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide. 52

Reconciliation of Net Income (Loss) to EBITDA (In $,000’s) FY2008 FY2009 FY2010 FY2011 FY2012 NET INCOME (LOSS) $(5,957) $6,917 $14,425 $2,835 $17,122 INTEREST EXPENSE $10,502 $7,646 $5,653 $6,444 $5,364 INCOME TAX (BENEFIT) EXPENSE $ (897) $ (259) $8,447 $ (49) $9,099 DEPRECIATION & AMORTIZATION $15,742 $15,922 $15,825 $16,968 $17,117 EBITDA $19,390 $30,226 $44,350 $26,198 $48,702 CUMULATIVE EBITDA $19,390 $49,616 $93,966 $ 120,164 $ 168,866 NET SALES $ 541,771 $ 553,846 $ 561,633 $ 674,212 $ 700,575 EBITDA MARGIN 3.60% 5.50% 7.90% 3.90% 7.00% (% OF NET SALES) POUNDS SOLD $ 221,958 $ 217,465 $ 224,302 $ 232,746 $ 212,553 EBITDA PER POUND SOLD $0.087 $0.139 $0.198 $0.113 $0.229 % CHANGES ON EBITA PER POUND SOLD 60% 42% (43%) 103% Over Last Five Years $169MM of EBITDA Generated EBITDA Per Pound Sold Up 163% 53

JBSS Q1 2013 vs. Q1 2012 (in 000’s except EPS) $ Change% Change Net Sales $20,707 13.2% Sales Volume(lbs. sold) (224) (.4%) Gross Profit$ 8,807 40.5% Net Income $ 5,092 208.5% Earnings Per Share $ 0.46 199.6% Operating Cash Flows($ 2,014) (16.4%) Total Debt ($ 5,080) (5.6%) 54

JBSS Share Price FY 2008-2012 vs. Russell 2000 55

THANK YOU

Appendix 57

Appendix

Appendix